UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 2, 2004

Portal Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25829	77-0369737
(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Blvd, Cupertino, California	95104
(Address of Principal Executive Offices)	(Zip Code)

(408) 572-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 2, 2004, Portal Software, Inc. (the “Registrant”) reported its results of operations for its second fiscal quarter and first six months ended July 30, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is attached hereto as Exhibit 99.1 and the Registrant’s financial statements are furnished herewith as Exhibit 99.2.

On September 2, 2004, Registrant’s management held a conference call to discuss its results of operations for its second fiscal quarter and six months ended July 30, 2004. An Internet playback of the call will be available for one year, commencing one hour following the live call on September 2, 2004 at www.portal.com/about_portal/investor_relations/. The transcript of the conference call is attached hereto as Exhibit 99.3.

The information contained in this Item and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In addition to reporting financial results in accordance with generally accepted accounting principles in the United States, or GAAP, the Registrant provides pro forma net profit/loss and pro forma net profit/loss per diluted share in the press release as additional information for its operating results. Pro forma net loss has been adjusted to exclude the effects of non-operating expenses and non-cash charges, such as amortization of acquisition-related costs and stock option compensation expense. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Registrant’s management believes that this presentation of non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of the Registrant and for planning and forecasting of future periods. The Registrant has consistently provided these non-GAAP measurements in previous press releases and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters.

Results of operations excluding special items for the periods presented are provided for illustrative purposes only and should be read in conjunction with the comparable information presented in accordance with GAAP. The Registrant has reconciled these measures to GAAP net loss and GAAP earnings per share in its press release and has included both GAAP and non-GAAP measures in its financial statements, each included as Exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated September 2, 2004 reporting the results of operations of the Registrant for its second fiscal quarter and first six months ended July 30, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

99.2 Financial Statements, dated September 2, 2004, reporting the results of operations of the Registrant for its second fiscal quarter and first six months ended July 30, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

99.3 Transcript of earnings conference call held on September 2, 2004.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: September 9, 2004	By:	/s/ Larry Bercovich
Name: Larry Bercovich Title: VP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release, dated September 2, 2004, announcing the results of operations of the Registrant for its second fiscal quarter and six months ended July 30, 2004.

99.2	Financial Statements, dated September 2, 2004, reporting the results of operations of the Registrant for its second fiscal quarter and six months ended July 30, 2004.

99.3	Transcript of earnings conference call held on September 2, 2004.